EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Frederick Sandvick, Chief Executive and Principal Financial Officer of Global ePoint, Inc. (the "Registrant"), hereby certifies in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the periods covered by the Report.


Date: May 14, 2002

                                        /s/ Frederick Sandvick
                                        ---------------------------------
                                        Chief Executive and
                                        Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Global ePoint, Inc. and will be retained by Global ePoint, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.